UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) January 28, 2011
CONEXANT SYSTEMS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State of Incorporation)	000-24923 (Commission File Number)	25-1799439 (IRS Employer Identification No.)

4000 MacArthur Boulevard, Newport Beach, California (Address of Principal Executive Offices)	92660-3095 (Zip Code)
(949) 483-4600
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	Other Events.
     On January 28, 2011, Conexant Systems, Inc. (the “Company”) announced that it intends to redeem all $11,218,000 of its outstanding 4.00% Convertible Subordinated Notes due 2026 (the “Convertible Notes”) on March 1, 2011. The Convertible Notes will be redeemed for cash at 100% of their principal amount, plus accrued and unpaid interest to, but excluding, the redemption date. On and after the redemption date, the Convertible Notes will no longer be deemed outstanding, interest will cease to accrue thereon, and all rights of the holders of the Convertible Notes, other than the right to receive the applicable redemption price, will cease.
     A copy of the press release with respect to this announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01.	Financial Statements and Exhibits.
(d)	Exhibits

Exhibit No.	Description
99.1	Press Release of the Company, dated January 28, 2011

1

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CONEXANT SYSTEMS, INC. (Registrant)
Date: January 28, 2011	By:	/s/ Mark Peterson
		Name:	Mark Peterson
		Title:	Senior Vice President, Chief Legal Officer, and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of the Company, dated January 28, 2011